UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 17, 2003
Date of Report (Date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Huntington Drive, San Marino, California   91108

(Address of principal executive offices)   (Zip Code)

(626) 799-5700

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

ITEM 9.  REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURE

EXHIBIT 99.1

East West Bancorp, Inc.

Current Report on Form 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)           Not applicable.

(b)           Not applicable.

(c)           The following exbibits are included with this Report:

Exhibit 99.1            Press Release, dated April 17, 2003, issued by East West Bancorp, Inc.

ITEM 9.  REGULATION FD DISCLOSURE

                On April 17, 2003, East West Bancorp, Inc. announced its results of operations for the quarter ended March 31, 2003.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On April 17, 2003, East West Bancorp, Inc. announced its results of operations for the quarter ended March 31, 2003.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 2003

EAST WEST BANCORP, INC.

By:	/s/ Julia Gouw
JULIA GOUW
Executive Vice President and
Chief Financial Officer